PROSPECTUS


Newpoint Equity Fund

A Portfolio of Newpoint Funds


Mutual fund shares are not bank deposits, federally insured, or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.






CONTENTS
Fund Goals, Strategies, and Risks                  1
Risk/Return Summary                                1
What are the Fund's Fees and Expenses?             2
What are the Fund's Investment Strategies?         3
What are the Principal Securities in which the
Fund Invests?                                      3
What are the Risks of Investing in the Fund?       3
What do Shares Cost?                               4
How is the Fund Sold?                              5
How to Purchase Shares                             5
How to Redeem Shares                               6
Purchases and Redemptions Through Exchanges        8
Account and Share Information                      8
Who Manages the Fund?                              9
Year 2000 Statement                               10
Financial Information                             10
Report of Independent Public Accountants          20
JANUARY 31, 1999



Fund Goals, Strategies, and Risks

WHAT IS THE FUND'S GOAL?
The Fund's goal (objective) is to achieve growth of capital and income.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The domestic equity securities of the Fund will consist primarily of common and preferred stocks of medium to large capitalization companies which are listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies will be selected by the Fund's investment adviser, FirstMerit Bank, N.A. (Adviser) based on traditional research and technical factors, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Other factors, such as product position or market share, will also be considered by the Adviser.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


As with all mutual funds, the Fund's investments are subject to risks that could cause their value to go down.



  The value of the stocks in the Fund's portfolio will go up and down, and therefore the value of your Fund shares will also change. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in the prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price could decline and you could lose money.


  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Risk/Return Summary

Risk/Return Bar Chart and Table

[GRAPH APPEARS HERE]

The Fund's shares are sold subject to a sales charge which is not reflected in the bar chart. If the sales charge were reflected, the returns would be less than those shown.

Within the period shown in the Chart, the Fund's highest quarterly return was 22.68% (quarter ended 12/31/98). Its lowest quarterly return was (10.46%) (quarter ended 9/30/98).

Average Annual Total Return
The following table represents the Fund's Average Annual Total Return through 12/31/98 after the sales charge.

Calendar Period                                Fund      S&P 500
1 Year                                         22.10%       28.58%
Start of Performance1                          21.87%       27.84%

1  The Fund's start of performance date was September 13, 1994.

   Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

   The table shows the Fund's total returns averaged over a period of years relative to the S&P 500, a broad-based market index. The performance of the S&P 500 has not been adjusted to reflect sales charges, expenses, or other fees the SEC requires to be reflected in the Fund's performance.

What are the Fund's Fees and Expenses?

NEWPOINT EQUITY FUND

FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)..................................... 4.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase............................................... None price or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions).................................... None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)....................................................... None
Exchange Fee............................................................................................................. None

Annual Fund Operating Expenses (Before Waivers)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee/2/........................................................................................................ 0.75%
Distribution (12b-1) Fee/3/.............................................................................................. 0.25%
Shareholder Services Fee/4/.............................................................................................. 0.25%
Other Expenses/5/........................................................................................................ 0.38%
Total Annual Fund Operating Expenses..................................................................................... 1.63%




1 Although not contractually obligated to do so, the adviser, distributor, and shareholder services provider will waive certain amounts. These are shown below along with the net expenses the Fund would actually pay for the fiscal year ending November 30, 1999.




Waiver of Fund Expenses.................................................................................................. 0.55%
Total Actual Annual Fund Operating Expenses (after waivers).............................................................. 1.08%




2 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) is expected to be 0.70% for the fiscal year ending November 30, 1999.
3 The Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended November 30, 1998. The Fund has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending November 30, 1999.
4 The Fund did not pay or accrue the shareholder services fee during the fiscal year ended November 30, 1998. The Fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ending November 30, 1999.
5 Other Expenses are based on expenses expected to be incurred for the fiscal year ending November 30, 1999. Other Expenses were 0.43% for the fiscal year ended November 30, 1998.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 Year                 3 Years                            5 Years                              10 Years
                          $608                    $941                              $1,297                               $2,296



What are the Fund's Investment Strategies

The Fund's Adviser selects companies through careful investment analysis including, but not limited to, the following: the employment of disciplined value measures (such as price/earnings ratios and price/book ratios); credit research; review of issuers' dividend growth records; and consideration of market trends. We are looking for companies that have the following characteristics: a stable industry structure; an industry position of low cost provider or differentiation by product or service; proprietary products with high switching costs; high returns on capital; and management that has an incentive to increase returns on capital.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in U.S. and foreign short-term money market instruments. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to forego greater investment returns for the safety of principal.

What are the Principal Securities in which the Fund Invests?

Under normal circumstances, the Fund pursues its goal by investing at least 65% of the value of its total assets in equity securities of U.S. companies.

EQUITY SECURITIES

Equity securities represent a share of the issuer's earnings and assets, after the issuer pays its liabilities. Generally, issuers have discretion as to the payment of any dividends or distributions. As a result, investors cannot predict the income they will receive from equity securities. However, equity securities offer greater potential for appreciation than many other types of securities because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.

Common Stocks

Common stocks are the most prevalent type of equity security. They are the fundamental unit of ownership of a company. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date.

What are the Risks of Investing in the Fund?

Stock Market Risks

 .  The value of equity securities in the Fund's portfolio will rise and fall.
   These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stocks valuations. Consequently, the Fund's share price may decline.


 . The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks

 . Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Risks Related to Investing for Growth

 . Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, on an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Risks Related to Investing for Value

 . Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depends less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Company Size

 . Generally, the smaller market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stocks and the more volatile its price. Market capitalization is determined by multiply the number of its outstanding shares by the current market price per share.

 . Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than larger, well capitalized companies.

What do Shares Cost?

You can purchase, redeem, or exchange shares any day the New York Stock Exchange
(NYSE) and Federal Reserve wire system are open. When the Fund receives your transaction request in proper form, it is processed at the next determined net asset value (NAV) plus any applicable sales charge (public offering price).

  NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE and Federal Reserve wire system are open.

 Fund shares are sold at NAV plus a sales charge, as follows:



Purchase Amount                   Sales Charge        Sales Charge
                                 as a Percentage    as a Percentage
                                    of Public            of NAV
                                 Offering Price
Less than $100,000                    4.50%               4.71%
$100,000 but less than                3.75%               3.90%
$250,000
$250,000 but less than                2.50%               2.56%
$500,000
$500,000 but less than                2.00%               2.04%
$750,000
$750,000 but less than                1.00%               1.01%
$1 million
$1 million or greater                 0.00%               0.00%


The minimum initial investment in the Fund is $1,000. Subsequent investments must be in amounts of at least $100.
  Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.
 The sales charge at purchase may be reduced or eliminated by:


 .  quantity purchases of shares;
 .  combining concurrent purchases of shares by you, your spouse, and your children under age 21;
 . accumulating purchases (in calculating the sales charge on an additional purchase, you may count the current value of previous share purchases still invested in the Fund);
 .  signing a letter of intent to purchase at least $100,000 of Fund shares within 13 months (call the Fund for an application and more information); or . reinvesting redemption proceeds within 60 days.

If your investment qualifies for a reduction or elimination of the sales charge, you or your investment professional should notify FirstMerit Securities, Inc. or the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on your previous purchases. More information on reducing or eliminating the sales charge is in the Fund's Statement of Additional Information.

How is the Fund Sold?


The Fund's Distributor, Federated Securities Corp., markets the shares described in this prospectus to institutions and individuals, directly or through investment professionals. When the Distributor receives sales charges and marketing fees, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and financial intermediaries for the sale, distribution and customer servicing of the Fund's shares. The Fund is not presently paying or accruing 12b-1 fees.


How to Purchase Shares

THROUGH FIRSTMERIT BANK

Trust customers of FirstMerit Bank placing an order to purchase shares of the Fund may open an account by calling FirstMerit Bank at 330-384-7300. Information needed to establish the account will be taken over the telephone by the FirstMerit trust representative. Fund shares may also be purchased by telephone by certain trust customers through procedures established with FirstMerit Bank and its affiliates. Such procedures may include arrangements under which certain accounts are swept periodically and amounts exceeding an agreed-upon minimum are invested automatically in the Fund.Purchase orders by trust customers of FirstMerit Bank must be received by 3:30 p.m. (Eastern time) in order to receive Fund shares at that day's public offering price.

THROUGH FIRSTMERIT SECURITIES, INC.

Individual investors and customers of FirstMerit Securities, Inc. may purchase shares by calling FirstMerit Securities, Inc. at 1-800-627-1289 by 3:00 p.m. (Eastern time) in order to receive Fund shares at that day's public offering price. An account application may be opened by completing a new account application form available from FirstMerit Securities. You may also receive an application by writing to FirstMerit Securities at: P.O. Box 8612, Boston, Massachusetts 02266-8612. Texas residents should purchase shares of the Fund through Federated Securities Corp. at 1-800-356-2805. Payment may be made by a transfer from an Automated Clearing House (ACH) member institution, federal funds, or by sending a check.

By Automated Clearing House (ACH)


Once you have opened an account, you may purchase additional shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the account application.



By Mail
You may also purchase Fund shares by mailing a check and completed account application to FirstMerit Securities at P.O. Box 8612, Boston, Massachusetts 02266-8612. Purchases by check are considered received after the payment by check is converted into federal funds and is received by the Fund. You will receive Fund shares and dividends on the day the federal funds are received.

Through an Exchange
You may purchase shares through an exchange from Newpoint Government Money Market Fund. See "Purchases and Redemptions Through Exchanges" below for more information.

Systematic Investment Program

Shareholders who are individual investors and have opened an account may add to their investment on regular basis in an minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from your checking account or by transfer via ACH and invested in Fund shares. You may apply for this participation in this program through FirstMerit Securities.

How to Redeem Shares

THROUGH FIRSTMERIT BANK

Trust customers of FirstMerit Bank may redeem Fund shares by telephoning FirstMerit Bank at 330- 384-7300. You must call by 3:30 p.m. (Eastern time) in order to receive the redemption amount based on that day's NAV.

THROUGH FIRSTMERIT SECURITIES, INC.

By Phone
Individual investors and customers of FirstMerit Securities may redeem shares by calling FirstMerit Securities at 1-800-627-1289. You may redeem shares by telephone once you have completed the appropriate authorization form for telephone transactions. You must call by 3:00 p.m. (Eastern time) in order to receive the redemption amount based on that day's NAV.

By Mail
You may redeem shares by sending a written request to FirstMerit Securities. Call FirstMerit Securities for specific instructions before redeeming by mail. You will be asked to provide in the request your name, the Fund's name, your account number, and the share or dollar amount requested. Your redemption request will be processed on the day your request is received by the Fund in proper form.

PAYMENT OPTIONS



Your redemption proceeds will typically be mailed by check to your address of record. However, the following payment options are available if you complete the appropriate authorization form. These payment options require a signature guarantee if they were not established when the account was opened:

 .   an electronic transfer to your depository account at an ACH member institution  ; or
 .   wire payment to your account at a domestic commercial bank that is a Federal
    Reserve System member.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange shares in a minimum amount of $100 on a regular basis. To participate in this program, you must complete the appropriate form available from FirstMerit Securities. Your account value must have a value of at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered to be yield or income.


LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

 .   to allow your purchase payment to clear;
 .   during periods of market volatility; or
 .   when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.



SIGNATURE GUARANTEES
Signatures must be guaranteed if:

 .   your redemption is to be sent to an address other than the address of record;
 .   your redemption is to be sent to an address of record that was changed within the last thirty days; or
 .   a redemption is payable to someone other than the shareholder(s) of record.
 .   your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.


REDEMPTION IN KIND

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

  Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

  Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.



Purchases and Redemptions Through Exchanges

You may purchase or redeem Fund shares through an exchange with Newpoint Government Money Market Fund. Trust customers should call FirstMerit Bank and all other investors should call or write to FirstMerit Securities. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have a common owner. Your exchange request must be received by 3:30 p.m. (Eastern time) in order for shares to be exchanged based on that day's NAV.

  In addition, shares of the Fund may also be exchanged for certain other mutual funds distributed by Federated Securities Corp. that are not advised by FirstMerit Bank ("Federated Funds"). For further information on the availability of Federated Funds for exchanges or further information about the exchanges privilege, call FirstMerit Securities, Inc. at 1-800-627-1289. Both accounts must have a common owner.


To do this, you must:
 .   meet any minimum initial investment requirements; and
 .   receive a prospectus for the fund into which you wish to exchange.



An exchange is treated as a redemption and subsequent purchase, and is a taxable transaction. You may also be subject to a sales charge by the fund into which you are exchanging. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.


  The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other funds.

ADDITIONAL CONDITIONS



Telephone Transactions


The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

Share Certificates
The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS


You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date.In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect cash payments.


  If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES


Non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.


TAX INFORMATION


The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.


  Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales.
 Please consult your tax adviser regarding your federal, state, and local tax liability.



Who Manages the Fund?


The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, FirstMerit Bank, N.A. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 121 South Main Street, Akron, Ohio 44308-1440.



ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to a maximum of 0.75% of the Fund's average daily net assets. The investment advisory contract provides for the voluntary reimbursement of expenses by the Adviser to the extent any Fund expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective. The Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

FirstMerit Bank, a national banking association formed in 1947, is a wholly-owned subsidiary of FirstMerit Corp. (formerly known as "First Bancorporation of Ohio"). Through its subsidiaries and affiliates, FirstMerit Corp. offers a full range of financial services to the public, including commercial lending, depository services, cash management, brokerage services, retail banking, credit card services, mortgage banking, investment advisory services, and trust services.

  As of December 31, 1998, the Trust Division of FirstMerit Bank had approximately $4 billion in assets under administration, of which it had investment discretion over $2.5 billion. FirstMerit Bank has served as the Fund's investment adviser since the Fund's inception.


  As part of its regular banking operations, FirstMerit Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of FirstMerit Bank. The lending relationship will not be a factor in the selection of securities.


  The portfolio manager of the Fund is Wesley C. Meinerding, a Vice President and Trust Officer with FirstMerit Bank. Mr. Meinerding manages corporate and personal trust portfolios at FirstMerit Bank. Prior to joining the Adviser in December 1982, Mr. Meinerding managed trust and bank assets at First National Bank in Massillon, corporate and personal trusts at Harter Bank and Trust, and pension assets at Firestone Tire and Rubber Company. Mr. Meinerding has managed the Fund since the Fund's inception.

Year 2000 Statement

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problems, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

  However, this may be difficult with certain issuers. For example, funds dealing with foreign service providers or investing in foreign securities, will have difficulty determining the Year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets.

  The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance since inception. Some of the information is presented on a per share basis. Total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.


Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 2
0.

Year Ended November 30                               1998          1997          1996          1995        1994/1/
Net Asset Value, Beginning of Period              $ 17.69       $ 15.14       $ 12.69       $  9.78       $ 10.00
Income from Investment Operations:
Net investment income                                0.01          0.04          0.07          0.10          0.05
Net realized and unrealized gain (loss) on           2.97          3.19          2.61          2.91         (0.23)
 investments
 TOTAL FROM INVESTMENT OPERATIONS                    2.98          3.23          2.68          3.01         (0.18)
Less Distributions:
Distributions from net investment income            (0.01)        (0.04)        (0.07)        (0.10)        (0.04)
Distributions from net realized gain on             (0.95)        (0.64)        (0.16)
 investments
 TOTAL DISTRIBUTIONS                                (0.96)        (0.68)        (0.23)        (0.10)        (0.04)
Net Asset Value, End of Period                    $ 19.71       $ 17.69       $ 15.14       $ 12.69       $  9.78
Total Return2                                       18.09%        22.34%        21.38%        30.97%        (1.76   %)

Ratios to Average Net Assets:
Expenses                                             1.03%         1.11%         1.13%         1.48%         1.00     %3
Net investment income                                0.08%         0.24%         0.51%         0.88%         2.36     %3
Expense waiver/reimbursement4                        0.15%         0.15%         0.37%         0.52%         1.72     %3
Supplemental Data:
Net assets, end of period (000 omitted)           $58,321       $48,889       $42,858       $25,803       $11,614
Portfolio turnover                                     30%           44%           49%           35%            0%

1 Reflects operations for the period from September 13, 1994 (date of initial public investment) to November 30, 1994. For the period from August 30, 1994 (start of business) to September 12, 1994, the Fund had no investment activity.
2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
3  Computed on an annualized basis.
4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

   See Notes which are an integral part of the Financial Statements


Portfolio of Investments

NOVEMBER 30, 1998

Shares                                                                 Value
              COMMON STOCKS_95.5%
              Basic Industry_2.7%
   35,000     Monsanto Co.                                         $  1,585,937
              Capital Goods_4.1%
   26,200     General Electric Co.                                    2,371,100
              Capital Goods Technology_28.0%
   13,504     Boeing Co.                                                548,600
   36,600    1Cisco Systems, Inc.                                     2,758,725
   20,000     Compaq Computer Corp.                                     650,000
   22,500     Computer Associates International, Inc.                   995,625
   10,000     1Dell Computer Corp.                                       608,125
   15,000     Diebold, Inc.                                             515,625
   17,000     Intel Corp.                                             1,829,625
   24,000     Lucent Technologies, Inc.                               2,065,500
   21,000    1Microsoft Corp.                                         2,562,000
   18,400     Raytheon Co., Class B                                   1,018,900
   30,000    1Sun Microsystems, Inc.                                  2,221,875
   20,000     Telefonaktiebolaget LM Ericsson, Class B, ADR             552,500
              TOTAL                                                  16,327,100
              Consumer Cyclical_7.3%
   26,000     Home Depot, Inc.                                        1,293,500
   10,000     Limited, Inc.                                             289,375
   15,000     Nike, Inc., Class B                                       600,000
   10,000     Sherwin-Williams Co.                                      283,750
   24,000     Wal-Mart Stores, Inc.                                   1,807,500
              TOTAL                                                   4,274,125
              Consumer Services_1.8%
   12,000     Disney (Walt) Co.                                         386,250
   10,000     McDonald's Corp.                                          700,625
              TOTAL                                                   1,086,875
              Consumer Staples_7.4%
   16,000     Gillette Co.                                              735,000
   20,000     PepsiCo, Inc.                                             773,750
   20,000     Procter & Gamble Co.                                 $  1,752,500
   20,000    1Safeway, Inc.                                           1,056,250
              TOTAL                                                   4,317,500
              Drugs & Healthcare_20.6%
   10,000    1Amgen, Inc.                                               752,500
   26,000    1Boston Scientific Corp.                                 1,287,000
   10,000    1Forest Labratories, Inc., Class A                         466,250
   10,000     Lilly (Eli) & Co.                                         896,875
   22,000     Medtronic, Inc.                                         1,489,125
   20,000     Pfizer, Inc.                                            2,232,500
   31,500    1Thermo Cardiosystems, Inc.                                366,188
   60,000     Warner-Lambert Co.                                      4,530,000
              TOTAL                                                  12,020,438
              Energy_5.3%
   16,800     Exxon Corp.                                             1,261,050
   15,000     Halliburton Co.                                           440,625
   15,000     Royal Dutch Petroleum Co., ADR                            705,000
   15,000     Schlumberger Ltd.                                         670,313
              TOTAL                                                   3,076,988
              Finance - Insurance, Banking & Other_14.5%
   20,000     Allstate Corp.                                            815,000
   16,875     American International Group, Inc.                      1,586,250
   14,000     BankAmerica Corp.                                         912,625
   10,000     Chase Manhattan Corp.                                     634,375
   16,000     Citigroup, Inc.                                           803,000
   38,331     Healthcare Realty Trust, Inc.                             881,613
   20,000     National Golf Properties, Inc.                            577,500
   15,000     Progressive Corp., OH                                   2,225,625
              TOTAL                                                   8,435,988
              Transportation_1.8%
   16,000  1  FDX Corp.                                               1,038,000
              Utilities_2.0%
   20,000  1  MCI Worldcom, Inc.                                      1,180,000
              TOTAL COMMON STOCKS (IDENTIFIED COST $32,974,518)      55,714,051
              MUTUAL FUND SHARES_4.5%
1,667,382     SSGA U.S. Government Money Market Fund, Series A     $  1,667,382
  940,280     Seven Seas Money Market Fund                              940,280
              TOTAL MUTUAL FUND SHARES (AT AMORTIZED COST)            2,607,662
              TOTAL INVESTMENTS (IDENTIFIED COST $35,582,180)2     $ 58,321,713

1  Non-income producing security.
2 The cost of investments for federal tax purposes amounts to $35,582,180. The net unrealized appreciation of investments on a federal tax basis amounts to $22,739,53 which is comprised of $23,912,073 appreciation and $1,172,540 depreciation at November 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($58,320,657) at November 30, 1998.

The following acronym is used throughout this portfolio:

ADR       American Depositary Receipt

See Notes which are an integral part of the Financial Statement

Statement of Assets and Liabilities

NOVEMBER 30, 1998


Assets:
Total investments in securities, at value (identified and tax cost $35,582,180)                            $       58,321,713
Income receivable                                                                                                      49,453
Receivable for shares sold                                                                                                360
Deferred organizational costs                                                                                           7,612
 TOTAL ASSETS                                                                                                      58,379,138
Liabilities:
Income distribution payable                                                                     $  8,595
Payable to Bank                                                                                       68
Accrued expenses                                                                                  49,818
 TOTAL LIABILITIES                                                                                                     58,481
Net Assets for 2,959,607 shares outstanding                                                                        58,320,657
Net Assets Consist of:
Paid in capital                                                                                            $       33,652,645
Net unrealized appreciation of investments                                                                         22,739,533
Accumulated net realized gain on investments                                                                        1,916,100
Undistributed net investment income                                                                                    12,379
 TOTAL NET ASSETS                                                                                         $        58,320,657
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($58,320,657 / 2,959,607 shares outstanding)                                                 $19.71
Offering Price Per Share (100/95.50 of $19.71)1                                                                        $20.64

1  See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1998

Investment Income:
Dividends (net of foreign taxes withheld)                                                                      $   482,813
Interest                                                                                                           113,849
Total income                                                                                                       596,662
Expenses:
Investment advisory fee                                                                        $  401,923
Administrative personnel and services fee                                                         100,000
Custodian fees                                                                                      4,148
Transfer and dividend disbursing agent fees and expenses                                           32,397
Directors'/Trustees' fees                                                                           7,488
Auditing fees                                                                                      12,952
Legal fees                                                                                          2,002
Portfolio accounting fees                                                                          41,267
Share registration costs                                                                           13,707
Printing and postage                                                                                9,158
Insurance premiums                                                                                  2,732
Miscellaneous                                                                                       5,706
 TOTAL EXPENSES                                                                                   633,480
Waiver:
Waiver of investment advisory fee                                                                 (80,385)
Net expenses                                                                                                       553,095
Net investment income                                                                                               43,567
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                                                 1,916,090
Net change in unrealized appreciation of investments                                                             6,992,741
Net realized and unrealized gain on investments                                                                  8,908,831
Change in net assets resulting from operations                                                                 $ 8,952,398

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


Year Ended November 30                                                                        1998                1997
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                                   $      43,567       $     108,704
Net realized gain (loss) on investments ($1,916,090 and $2,622,915, respectively, as        1,916,090           2,622,915
 computed for federal tax purposes)
Net change in unrealized appreciation                                                       6,992,741           6,465,113
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                             8,952,398           9,196,732
Distributions to Shareholders:
Distributions from net investment income                                                      (40,878)           (104,440)
Distributions from net realized gains                                                      (2,622,798)         (1,800,823)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                         (2,663,676)         (1,905,263)
Share Transactions:
Proceeds from sale of shares                                                                3,758,666           4,917,490
Net asset value of shares issued to shareholders in payment of distributions declared       2,625,273           1,806,165
Cost of shares redeemed                                                                    (3,241,375)         (7,983,572)
Change in net assets resulting from share transactions                                      3,142,564          (1,259,917)
Change in net assets                                                                        9,431,286           6,031,552
Net Assets:
Beginning of period                                                                        48,889,371          42,857,819
End of period (including undistributed net investment income of $12,379 and $9,690,    $   58,320,657      $   48,889,371
 respectively)

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1998

ORGANIZATION

Newpoint Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Newpoint Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio is presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve growth of capital and income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

Investment Income, Expenses

and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

 Transactions in shares were as follows:

Year Ended November 30                                                                                    1998               1997
Shares sold                                                                                              209,947            315,103
Shares issued to shareholders in payment of distributions declared                                       163,745            125,636
Shares redeemed                                                                                         (177,349)          (509,143)
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                                            196,343            (68,404)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

FirstMerit Bank, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

Transfer and Dividend Disbursing Agent Fees and Expenses

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.

Organizational Expenses

Organizational expenses of $35,000 were borne initially by FAS. The Fund has reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1998, were as follows:

Purchases                                          $15,173,159
Sales                                              $16,258,300

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


Report of Independent Public Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF NEWPOINT FUNDS.

(NEWPOINT GOVERNMENT MONEY MARKET FUND AND NEWPOINT EQUITY FUND):

We have audited the accompanying statement of assets and liabilities of Newpoint Equity Fund, (an investment portfolio of Newpoint Funds, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the financial position of Newpoint Equity Fund, an investment portfolio of Newpoint Funds, as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts
January 15, 1999


[Newpoint Logo]

Newpoint Equity Fund

A Portfolio of Newpoint Funds

JANUARY 31, 1999

A Statement of Additional Information (SAI) dated January 31,1999 is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, annual and semi- annual report, and other information without charge call FirstMerit Securities, Inc. or the Fund at 1-800-627-1289.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http:// www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

Newpoint Equity Fund
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400

www.federatedinvestors.com
--------------------------

Federated Securities., Distributor

Investment Company Act File No. 811-6224

Cusip 651722209

G00580-0X (1/99)

[Recycled Logo]




Newpoint Equity

Management Discussion and Analysis

The stock market ultimately had a very strong year in 1998 despite market volatility in the third quarter, up 28.59% as measured by the Standard & Poor's 500 Index. This is the fourth year in a row that it has been stronger than expected. In fact, as noted last year the stock market usually declines after two years in a row of 20% gains and the chances of a fourth year of oversized gains was very small. 1998 beat the odds. As we close 1998, we continue to feel optimistic about the stock market prospects for 1999, but realistically only expect a normal return of 8 to 9%.

We continue to feel that the three driving forces of our bull market: globalization of business, the revolution on information technology, and favorable demographics are still intact and robust. These dominant themes lead us to overweight technology, drug and healthcare, and financial services. During 1998 we reduced our weighting in capital goods and oil and oil service while increasing our weight in retail.

We feel the Fund's present focus on the above noted themes should provide the best chances of capital appreciation in what should be a challenging year for stocks.


Newpoint Equity Fund
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor               [NEWPOINT LOGO]


Newpoint Equity Fund

Growth of $10,000 Invested in Newpoint Equity Fund

The graph below illustrates the hypothetical investment of $10,000 in the Newpoint Equity Fund (the "Fund") from September 13, 1994 (start of performance) to November 30, 1998 compared to the Standard & Poor's 500 Index ("S&P 500")+ and the Lipper Growth & Income Fund Average ("LGIFA")++.

[GRAPH APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated January 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge =$9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** Total return quoted reflects all applicable sales charges.

+ The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The Lipper Growth & Income Fund Average is a compilation of a specified category of mutual fund total returns reported to Lipper Analytical Services, Inc. Each Fund is reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

[RECYCLED PAPER LOGO]





PROSPECTUS

Newpoint Government
Money Market Fund

A Portfolio of Newpoint Funds


Mutual fund shares are not bank deposits, federally insured, or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.


CONTENTS
Fund Goals, Strategies, and Risks                         1
What are the Specific Risks of Investing in the Fund?     1
Risk/Return Summary                                       2
What are the Fund's Fees and Expenses?                    3
What do Shares Cost?                                      4
How is the Fund Sold?                                     4
How to Purchase Shares                                    4
How to Redeem Shares                                      5
Purchases and Redemptions Through Exchanges               6
Account and Share Information                             7
Who Manages the Fund?                                     8
Year 2000 Statement                                       8
Financial Information                                     9
Report of Independent Public Accountants                 17


JANUARY 31, 1999


Fund Goals, Strategies, and Risks

WHAT IS THE FUND'S GOAL?

The Fund is a money market fund which seeks to provide stability of principal and current income consistent with stability of principal by investing in short-term U.S. government securities.


WHAT ARE THE FUND'S INVESTMENT STRATEGIES?

The Fund pursues its investment objective by investing in U.S. government securities with remaining maturities of 13 months or less which are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. In selecting securities for the Fund, the Adviser considers general economic trends and analyzes overall market conditions. The Adviser considers the current short-term yield curve along with the spread between government agencies and Treasuries.

WHAT TYPES OF U.S. GOVERNMENT SECURITIES DOES THE FUND PURCHASE?

U.S. government securities are securities issued by the U.S. government or its agencies. Treasury securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risks.

  Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support though federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

What are the Specific Risks of Investing in the Fund?

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of FirstMerit Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prices of fixed income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Money market funds try to minimize these risks by purchasing short-term securities. However, these risks may adversely affect the Fund's total return or yield.

Risk/Return Summary

Risk/Return Bar Chart and Table



                             [GRAPH APPEARS HERE]



Historically, the Fund has maintained a constant $1.00 net asset value per share. The bar chart shows the variability of the Fund's total returns on a yearly basis.

The Fund's shares are not sold subject to a sales charge (load).

Within the period shown in the Chart, the Fund's highest quarterly return was 1.33% (quarter ended 6/30/95). Its lowest quarterly return was 0.60% (quarter ended 12/31/93).

The Fund's Seven-Day Net Yield as of 12/31/98 was 4.41%.

Average Annual Total Return through 12/31/98.


Calendar Period                                              Fund
1 Year                                                        4.87%
5 Year                                                        4.67%
Start of Performance1                                         4.28%


1  The Fund's performance date was March 11, 1991.

   Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

What are the Fund's Fees and Expenses?

NEWPOINT GOVERNMENT MONEY MARKET FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                             None
Exchange Fee                                                                                                                   None
Annual Fund Operating Expenses (Before Waivers)/1/
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee2                                                                                                                0.50%
Distribution (12b-1) Fee                                                                                                        None
Shareholder Services Fee                                                                                                        None
Other Expenses                                                                                                                 0.30%
Total Annual Fund Operating Expenses                                                                                           0.80%

1 Although not contractually obligated to do so, the adviser waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 1998.

   Waiver of Fund Expenses                                                                                                     0.20%
   Total Actual Annual Fund Operating Expenses (after waivers)                                                                 0.60%

2 The adviser voluntary waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.30% for the fiscal year ended November 30, 1998.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year    3 Years    5 Years    10 Years
       $82        $255       $444       $990


What do Shares Cost?

You can purchase, redeem, or exchange shares any day the New York Stock Exchange
(NYSE) and Federal Reserve wire system are open. When the Fund receives your transaction request in proper form, it is processed at the next determined public offering price.

  The Fund attempts to stabilize the net asset value (NAV) of its shares at $1.00 per share. The public offering price is the NAV. NAV is determined at 12:00 noon (Eastern time), 3:00 p.m. (Eastern time), and at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE and Federal Reserve wire system are open. The Fund, of course, cannot guarantee its NAV will always remain at $1.00 per share.

  The minimum initial investment in the Fund is $1,000. Subsequent investments must be in amounts of at least $100.

  Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.


How is the Fund Sold?

The Fund's Distributor, Federated Securities Corp., markets the shares described in this prospectus to institutions and individuals, directly or through investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

THROUGH FIRSTMERIT BANK

Trust customers of FirstMerit Bank placing an order to purchase shares of the Fund may open an account by calling FirstMerit Bank at 330-384-7300. Information needed to establish the account will be taken over the telephone by a FirstMerit trust representative.

Fund shares may also be purchased by telephone by certain trust customers through procedures established with FirstMerit and its affiliates. Such procedures may include arrangements under which certain accounts are swept periodically and amounts exceeding an agreed-upon minimum are invested automatically in the Fund.

  Purchase orders by trust customers must be received by 9:30 a.m. (Eastern time) and payment received by 3:00 p.m. (Eastern time) on the same day in order to receive Fund shares and dividends on that day.

THROUGH FIRSTMERIT SECURITIES, INC.

Individual investors and customers of FirstMerit Securities may purchase shares by calling FirstMerit Securities, Inc. at 1-800-627-1289. An account application may be opened by completing a new account application form available from FirstMerit Securities. You may also receive an application by writing to FirstMerit Securities at: P.O. Box 8612, Boston, Massachusetts 02266-8612. Texas residents should purchase shares of the Fund through Federated Securities Corp. at 1-800-356-2805. Payment may be made by wire, a transfer from an Automated Clearing House (ACH) member institution, federal funds, or by sending a check.

By Wire

Purchase orders by wire must be received by 9:30 a.m. (Eastern time) and payment received by 3:00 p.m. (Eastern time) on the same day in order to receive Fund shares and dividends on that day.

By Automated Clearing House (ACH)

Purchase orders for which payment will be made via ACH must be received by 3:00 p.m. (Eastern time) in order to receive Fund shares and dividends on the next business day. This purchase option can be established by completing the appropriate sections of the account application.

By Mail

You may also purchase Fund shares by mailing a check and a completed account application to FirstMerit Securities at P.O. Box 8612, Boston, Massachusetts 02266-8612. Purchases by check are considered received after the payment by check is converted into federal funds and is received by the Fund. You will receive Fund shares and dividends on the day the federal funds are received.

Through an Exchange

You may purchase shares through an exchange from the Newpoint Equity Fund. See "Exchange Privileges" below for more information.

Systematic Investment Program

Shareholders who are individual investors and have opened an account may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from your checking account or by transfer via ACH and invested in Fund shares. You may apply for this participation in this program through FirstMerit Securities.

How to Redeem Shares

THROUGH FIRSTMERIT BANK

Trust customers of FirstMerit Bank may redeem Fund shares by telephoning FirstMerit Bank at 330-384-7300. If your redemption order is received by 9:30 a.m. (Eastern time) redemption proceeds will be sent to you on the same day. You will not, however, receive dividends for that day.

THROUGH FIRSTMERIT SECURITIES, INC.

By Phone

Individual investors and customers of FirstMerit Securities may redeem shares by calling FirstMerit Securities at 1-800-627-1289. You may redeem shares by telephone once you have completed the appropriate authorization form for telephone transactions. If you are requesting a redemption via electronic transfer to your account with an ACH member institution, you must call by 3:00 p.m. (Eastern time) in order to receive the redemption amount based on that day's NAV.

By Mail

You may redeem shares by sending a written request to FirstMerit Securities. Call FirstMerit Securities for specific instructions before redeeming by mail. You will be asked to provide in the request your name, the Fund's name, your account number, and the share or dollar amount requested. Your redemption request will be processed on the day your request is received by the Fund in proper form. Dividends are paid up to and including the day such request is processed.

CHECKWRITING PRIVILEGES

At your request, the transfer agent will establish a checking account for redeeming shares. For further information, contact FirstMerit Securities.

  With a Fund checking account, shares may be redeemed simply by writing a check for $50 or more. The redemption will be made at the NAV on the date that the check is presented to the Fund. A check may not be written to close an account. If you wish to redeem shares and have the proceeds available, a check may be written and negotiated through your bank. Checks should never be sent directly to the transfer agent or State Street Bank and Trust Company to redeem shares. Canceled checks are sent to you each month upon request.

PAYMENT OPTIONS

Your redemption proceeds will typically be mailed by check to your address of record. However, the following payment options are available if you complete the appropriate authorization form. These payment options require a signature guarantee if they were not established prior to redeeming shares:

 .   an electronic transfer to your depositary account at an ACH member institution; or
 .   wire payment to your account at a domestic commercial bank that is a
    Federal Reserve System member.

SYSTEMATIC WITHDRAWAL/
EXCHANGE PROGRAM

You may automatically redeem or exchange shares in a minimum amount of $100 on a regular basis. To participate in this program, you must complete the appropriate form available from FirstMerit Securities. Your account value must have a value of at least $10,000 at the time the program is established. This program may reduce, and eventually deplete, your account, and the payments should not be considered to be yield or income.

LIMITATIONS OF REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

 .   to allow your purchase payment to clear;
 .   during periods of market volatility; or
 .   when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

 .   your redemption is to be sent to an address other than the address of record;
 .   your redemption is to be sent to an address of record that was changed within the last thirty days; or
 .   a redemption is payable to someone other than the shareholder(s) of record.
 .   your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

REDEMPTION IN KIND

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

  Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

  Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

Purchases and Redemptions Through Exchanges

You may purchase or redeem Fund shares through an exchange with New point Equity Fund. Trust customers should call FirstMerit Bank and all investors should call or write to FirstMerit Securities. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have a common owner. Your exchange request must be received by 3:30 p.m. (Eastern time) in order for shares to be exchanged at that day's NAV.

  In addition, shares of the Fund may also be exchanged for certain other funds distributed by Federated Securities Corp. that are not advised by FirstMerit Bank (Federated Funds). For further information on the availability of Federated Funds for exchanges of further information about the exchange privilege, call FirstMerit Securities, Inc. at 1-800-627-1289. Both accounts must have a common owner.

To do this, you must:

 . meet any minimum initial investment requirements; and . receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. You may also be subject to a sales charge by the fund into which you are exchanging. Signatures must be guaranteed if you request an exchange into another fund with a different shareholder registration.

  The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading which is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other funds.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will notify you if it changes telephone transaction privileges.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If your payment for share purchases is received by 3:00 p.m., you will begin to earn dividends the following day.

  In addition, the Fund pays capital gains, if any, at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments. Fund distributions are expected to be primarily dividends.

ACCOUNTS WITH LOW BALANCES

Non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund.

Dividends are taxable as ordinary income, capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

  Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales.

  Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, FirstMerit Bank, N.A. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 121 South Main Street, Akron, Ohio 44308-1440.

ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The investment advisory contract provides for the voluntary reimbursement of expenses by the Adviser to the extent any Fund expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective. The Adviser can terminate this voluntary reimbursement of expenses at any time at its sole discretion.

ADVISER'S BACKGROUND

FirstMerit Bank, a national banking association formed in 1947, is a wholly-owned subsidiary of FirstMerit Corp. (formerly known as "First Bancorporation of Ohio"). Through its subsidiaries and affiliates, FirstMerit Corp. offers a full range of financial services to the public, including commercial lending, depository services, cash management, brokerage services, retail banking, credit card services, mortgage banking, investment advisory services, and trust services.

As of December 31, 1998, the Trust Division of FirstMerit Bank had approximately $4 billion in assets under administration, of which it had investment discretion over $2.5 billion. FirstMerit Bank has served as the Fund's investment adviser since the Fund's inception.

  As part of its regular banking operations, FirstMerit Bank may make loans to public companies. Thus, it may be possible, from time to time, for the Fund to hold or acquire the securities of issuers which are also lending clients of FirstMerit Bank. The lending relationship will not be a factor in the selection of securities.

Year 2000 Statement

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses that rely on computers, like the Fund.

  While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

  The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

  Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase.

  The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance since inception. Some of the information is presented on a per share basis. Total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

  This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.


Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Auditors on page 17.


Year Ended November 30                                     1998             1997           1996             1995          1994/1/
Net Asset Value, Beginning of Period                   $   1.00         $   1.00        $  1.00          $  1.00        $  1.00
Income from Investment Operations:
Net investment income                                      0.05             0.05           0.05             0.05           0.03
Less Distributions:
Distributions from net investment income                  (0.05)           (0.05)         (0.05)           (0.05)         (0.03)
Net Asset Value, End of Period                         $   1.00         $   1.00        $  1.00          $  1.00        $  1.00
Total Return/2/                                            4.92%            4.93%          4.83%            5.24%          3.25%

Ratios to Average Net Assets:
Expenses                                                   0.60%            0.60%          0.63%            0.74%          0.77%
Net investment income                                      4.82%            4.84%          4.73%            5.12%          3.24%
Expense waiver/reimbursement/3/                            0.20%            0.20%          0.20%            0.20%          0.20%
Supplemental Data:
Net assets, end of period (000 omitted)                $134,989         $123,165        $85,230          $99,674        $63,868

1 As of February 4, 1994, Investment Shares were no longer offered and ceased to exist. Prior to that date, the Fund had offered two classes of shares known as Trust Shares and Investment Shares.
2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

NOVEMBER 30, 1998

Principal                                                                        Value
Amount
                             U.S. GOVERNMENT AGENCIES--111.6%
                        Federal Farm Credit Bank Discount Notes--22.1%
$  30,000,000        /1/4.89% - 5.37%, 12/1/1998 - 3/29/1999                 $  29,810,217
                        Federal Farm Credit Bank--29.6%
   40,000,000           5.48% - 5.54%, 12/1/1998 - 6/1/1999                     40,004,703
                        Federal Home Loan Bank System Notes--59.9%
   81,325,000        /1/4.91% - 5.15%, 12/1/1998 - 4/14/1999                    80,890,321
                        TOTAL U.S. GOVERNMENT AGENCIES                         150,705,241
                     /2/TOTAL INVESTMENTS (AT AMORTIZED COST)                $ 150,705,241

1    Discount rate at time of purchase.
2    Also represents cost for federal tax purposes.
     Note: The categories of investments are shown as a percentage of net assets ($134,989,087) at November 30, 1998.
     See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

NOVEMBER 30, 1998


Assets:
Total investments in securities, at amortized cost and value                                 $   150,705,241
Cash                                                                                                   7,242
Income receivable                                                                                    433,235
 TOTAL ASSETS                                                                                    151,145,718
Liabilities:
Payable for investments purchased                                      $ 15,000,000
Payable for shares redeemed                                                 887,643
Income distribution payable                                                 248,857
Accrued expenses                                                             20,131
 TOTAL LIABILITIES                                                                                16,156,631
Net Assets for 134,989,087 shares outstanding                                                $   134,989,087
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
($134,989,087 / 134,989,087 shares outstanding)                                                        $1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1998


Investment Income:
Interest                                                                                               $ 6,502,310
Expenses:
Investment advisory fee                                                            $  600,375
Administrative personnel and services fee                                             180,112
Custodian fees                                                                         12,554
Transfer and dividend disbursing agent fees and expenses                               72,877
Directors'/Trustees' fees                                                               7,643
Auditing fees                                                                          12,764
Legal fees                                                                              2,378
Portfolio accounting fees                                                              40,670
Share registration costs                                                               15,595
Printing and postage                                                                    9,501
Insurance premiums                                                                      2,909
Miscellaneous                                                                           6,581
 TOTAL EXPENSES                                                                       963,959
Waiver:
Waiver of investment advisory fee                            $   (240,150)
Net expenses                                                                                               723,809
Net investment income                                                                                  $ 5,778,501

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


Year Ended November 30                                                                   1998                       1997
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                             $     5,778,501             $    4,796,842
Distributions to Shareholders:
Distributions from net investment income                                               (5,778,501)                (4,796,842)
Share Transactions:
Proceeds from sale of shares                                                          237,093,604                300,466,050
Net asset value of shares issued to shareholders in payment of distributions            2,832,030                  2,098,311
 declared
Cost of shares redeemed                                                              (228,101,846)              (264,629,137)
Change in net assets resulting from share transactions                                 11,823,788                 37,935,224
 CHANGE IN NET ASSETS                                                                  11,823,788                 37,935,224
Net Assets:
Beginning of period                                                                   123,165,299                 85,230,075
End of period                                                                     $   134,989,087             $  123,165,299

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

ORGANIZATION

NOVEMBER 30, 1998

Newpoint Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of two portfolios. The financial statements included herein are only those of Newpoint Government Money Market Fund (the "Fund"). The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At November 30, 1998, capital paid-in aggregated $134,989,087.

 Transactions in shares were as follows:


Year Ended November 30                                                                   1998               1997
Shares sold                                                                           237,093,604        300,466,050
Shares issued to shareholders in payment of distributions declared                      2,832,030          2,098,311
Shares redeemed                                                                      (228,101,846)      (264,629,137)
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                          11,823,788         37,935,224

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

FirstMerit Bank, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets.

  The Adviser may voluntary choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

Transfer and Dividend Disbursing Agent Fees and Expenses

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

Fserv maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


Report of Independent Public Accountants


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF NEWPOINT FUNDS
(NEWPOINT GOVERNMENT MONEY MARKET FUND AND NEWPOINT EQUITY FUND):

We have audited the accompanying statement of assets and liabilities of Newpoint Government Money Market Fund, (an investment portfolio of Newpoint Funds, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Newpoint Government Money Market Fund, an investment portfolio of Newpoint Funds, as of November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts
January 15, 1999



Newpoint
Government
Money Market
Fund


A Portfolio of Newpoint Funds



JANUARY 31, 1999

A Statement of Additional Information (SAI) dated January 31, 1999 is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. To obtain the SAI, annual and semi-annual report, and other information without charge call FirstMerit Securities, Inc. or the Fund at 1-800-627-1289.

You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http:// www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.



Newpoint Government Money Market Fund
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor


Investment Company Act File No. 811-6224
Cusip 735686107

0121703a (1/99)




                                   APPENDIX A


     The  graphic   presentation   displayed   here  consists  of  a  bar  chart
representing the annual total returns of the Newpoint Equity Fund (the "Fund") as of the calendar year-end for each of four years.

     The `y' axis reflects the "Total Return" beginning with 0.00% and increasing in increments of 5.00% up to 35.00%.

     The `x' axis represents calculations for the last four calendar years of the Fund beginning with the earliest year. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentages for the Fund, which appear directly above each respective bar, for the calendar years 1995 through 1998, are 31.76%, 16.66%, 25.10%, and 27.86%, respectively.

     The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

     The Fund's average annual total return as of the most recent calendar quarter ended December 31, 1998, after the sales charge, was 22.10%.

     Within the period shown in the Chart, the Fund's highest quarterly return was 22.68% (quarter ended December 31, 1998). Its lowest quarterly return was -10.46%% (quarter ended September 30, 1998).

     Average Annual Total Return for the Fund Compared to the S&P 500 for the calendar period ending December 31, 1998.

Calendar Period   Fund                    S&P 500
1 Year                     22.10%           28.58%

The bar chart shows the variability of the Fund's actual total return on a yearly basis. The table shows the Fund's total returns averaged over a period of one year relative to the S&P 500 Index, a broad-based market index. While past performance does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

                                   APPENDIX B


The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Newpoint Government Money Market Fund (the "Fund") as of the calendar year-end for each of seven years.

The `y' axis reflects the " Total Return" beginning with 0.00% and increasing in increments of 1.00% up to 6.00%.

The `x' axis represents calculations for the last seven calendar years of the Fund beginning with the earliest year. The light gray shaded chart features seven distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentages for the Fund, which appear directly above each respective bar, for the calendar years 1992 through 1998, are 3.10%, 2.45%, 3.46%, 5.28%, 4.79%, 4.96%, and 4.87%,
respectively.

The Fund's shares are not sold subject to a sales charge (load). Hence the total returns displayed are based upon the net asset value.

The Fund's average annual total return as of the most recent calendar quarter ended December 31, 1998, was 4.87%.

Within the period shown in the Chart, the Fund's highest quarterly return was 1.33% (quarter ended June 30, 1995). Its lowest quarterly return was 0.60% (quarter ended December 21, 1993).

The Fund's 7-Day Net Yield as of 12/31/98 was 4.41%.
The following table represents the Fund's Average Annual Totl Return through 12/31/98

Calendar Period   Fund
1 Year                     4.87%
5 Years                    4.67%
Start of Performance*      4.28%
*The Fund's start of performance date was March 11, 1991.

     Investors may call the Fund to acquire the current 7-Day Net Yield by calling 1-800-627-1289.

     Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.





     The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Newpoint Equity Fund., based on a 4.50% sales load is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in Newpoint Equity Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 9/13/94 to 11/30/98. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Newpoint Equity Fund, based on a 4.50% sales load, as compared to the S&P 500 and the LGIFA. The ending values were $$21,547, $26,754, and $21,548, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year period ended 11/30/98 and the Fund's start of performance (9/13/94) to 11/30/98. The total returns were 12.80% and 19.97%, respectively.